Myriad Genetics December 2020 Quarterly Earnings February 23, 2021

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com 2 Forward looking statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. NON-GAAP FINANCIAL MEASURES In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP to non-GAAP financial guidance is provided under the investor section of Myriad’s corporate website. 2

3 Paul J. Diaz President and CEO FULFILLING OUR MISSION, EXECUTING OUR STRATEGY In the most challenging environment any of us has ever seen, we continue to fulfil our mission to advance the health and wellbeing of our patients by empowering them and healthcare providers with life-changing genetic insights. This quarter, we drove sequential improvement in revenue and test volumes while executing on our strategic transformation plan to simplify our business, improve customer experience, build new commercial capabilities, and focus on our biggest growth opportunities. Our progress is a direct reflection of the passion and energy of all Myriad Genetics teammates and the trust our patients and customers place in us every day. “

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com 4 Key quarterly highlights • Dec 2020 quarter revenue of $154.6 million up 6% sequentially • 7% sequential test volume growth despite COVID-19 related headwinds • Pricing stable with sequential improvements in GeneSight and prenatal ASPs • Adjusted EPS of ($0.12) improves sequentially; cash use declines 66% sequentially • In-network agreement with Anthem Blue Cross Blue Shield, 2nd largest commercial payer; under the agreement all product lines are in-network 4

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Executing on our four-point strategic roadmap • Explore opportunities to invest in new products, innovations and technologies • Direct-to-consumer marketing models • Partnerships with payers, health systems, and other healthcare providers • Dataset monetization Elevate core products to full potential Build new tech-enabled commercial capabilities Create new avenues of growth Put patients and customers first 5 1 2 3 4 • Convey our unique value proposition • Play offense with price positioning and reimbursement • Ramp up consumer and digital marketing • Support our frontline sales and marketing teams with new digital tools and best-in-class training • Increase awareness and access • Bolster differentiation with messaging and innovation • Reinforce clinical utility • Maximize cross-sell and synergies across the portfolio 5

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com H2 2020 BUILD CULTURE OF SERVICE EXCELLENCE, PRIORITIZE INNOVATION, REDUCE COMPLEXITY 2021 2022 PHASE I: RESET THE BASE • Reorganize around strategic priorities, reduce complexity and cost • Improve financial performance and transparency with investors • Enhance reimbursement and revenue cycle capabilities • Define and deploy winning, customer-centric, technology- enabled commercial model PHASE II: REFOCUS ORGANIZATION PHASE III: REIGNITE GROWTH • Continue COVID volume recovery and execute on near-term opportunities • Prioritize product innovation, research and technology initiatives • Establish firm financial position, reduce complexity and cost • Develop and launch comprehensive transformation plan • Invest in innovation, research and partnerships to accelerate organic growth • Build commercial capabilities to support new products and potential M&A 6 Transformation phases and objectives 6

Meeting patient and customer needs

	Women's Health	Oncology	Mental Health
Mission	Serving women assessing risk of cancer and offering pre-natal tests for women planning a family	Genetic testing for patients who have cancer and companion diagnostic tests that work with corresponding drugs.	Helping physicians understand how genetic alterations impact patient response to antidepressant and other drugs.
Market	$4B U.S Market Growing 10%	$4B U.S Market Growing 8%	$5B U.S Market Growing 15%
Products	MYRIAD myRisk® Hereditary Cancer riskScore® BREAST CANCER MYRIAD Foresight® Carrier Screen MYRIAD Prequel™ Prenatal Screen	MYRIAD myRisk® Hereditary Cancer MYRIAD Prolaris® Prostate Cancer EndoPredict® MYRIAD myChoice® CDx BRACAnalysis CDx®	genesight® Changing lives through genetic insight™
Potential Catalysts	• Improving prenatal economics • Digital marketing and customer experience	• Somatic strategy – tumor testing • Prolaris reimbursement • International CDx opportunity	• Primary care expansion • Pricing/reimbursement strategy • Telehealth partnerships myriad WHEN DECISIONS MATTER

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com

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©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Chris Williamson SVP, Information Systems and Security Maggie Ancona SVP, Enterprise Transformation and Program Management Jackie Zou VP, Business Development Edward Gala SVP, Enterprise Marketing Communications David Hammer SVP, Revenue Cycle Management Justin Hunter VP, Corporate Legal Affairs Faith Zaslavsky President Myriad Oncology Kevin Haas Chief Technology Officer Karen Renner VP, Digital Marketing PROMOTIONS NEW HIRES Tech and health leaders – current and new 8

©2019 Myriad Genetics, Inc. All rights reserved.. www.Myriad.com 9 Energage Top Places to Work List • No.1 in health industry

Myriad Genetics December 2020 Quarterly Earnings Bryan Riggsbee, CFO February 23, 2021 10

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com December 2020 Quarter – increased volume, stable pricing 11 HEREDITARY CANCER PRENATAL MENTAL HEALTH SEQ. CHANGE SEP. 2020-DEC. 2020 OVERALL COMPANY -2% +28% +51% +6% +6% +7% +13% +7% -8%* +20% +34% -1% REVENUE TEST VOLUME ASP MIX DRIVEN *Driven by $5.3M change in payer reserve and net recoupments

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Improving financial trends 12 REVENUE SEQUENTIAL GROWTH ADJUSTED OP INCOME ADJUSTED GROSS MARGIN $154.6 SEQUENTIAL INCREASE SEQUENTIAL INCREASE $145.2$93.2 JUN 2020 SEP 2020 DEC 2020 70.1%69.8%60.9% ($42.3) ($11.3) ($11.3) +0.0 54% 6% SEQUENTIAL INCREASE ADJUSTED EPS ($0.12)($0.15)($0.31) +0.03 +30 bp +0.16 +890 bp +31.0

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com December 2020 Quarter - revenue by product WH = Women’s Health ONC = Oncology MH = Mental Health AI = Autoimmune 13 (In millions) % Change Hereditary Cancer Testing $ 35.2 $ 43.5 $ — $ — $ — $ $ 67.1 $ 50.6 $ — $ — $ — $ 117.7 -33.1% Prenatal 28.7% GeneSight -20.0% Vectra -13.6% myChoice CDx 17.4% Prolaris 23.5% EndoPredict 24.0% Other 0.0% Total molecular diagnostic revenue -20.5% Pharmaceutical and clinical service revenue -23.6% Total revenue $ 56.3 $ 60.4 $ 18.0 $ 8.9 $ 11.0 $ $ 83.5 $ 64.5 $ 22.5 $ 10.3 $ 14.3 $ 195.1 -20.8% 154.6 — — — — 14.0 14.0 — — — — 10.7 10.7 83.5 64.5 22.5 10.3 0.3 181.1 56.3 60.4 18.0 8.9 0.3 143.9 — — — — 0.3 0.3 — — — — 0.3 0.3 — 2.5 — — — 2.5 — 3.1 — — — 3.1 — 6.8 — — — 6.8 — 8.4 — — — 8.4 — 4.6 — — — 4.6 — 5.4 — — — 5.4 — — — 10.3 — 10.3 — — — 8.9 — 8.9 — — 22.5 — — 22.5 — — 18.0 — — 18.0 16.4 — — — — 16.4 78.7 21.1 — — — — 21.1 Molecular diagnostic revenues: WH ONC MH AI Other Total Three months ended December 31, 2020 2019 WH ONC MH AI Other Total

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com December 2020 Quarter - income statement Myriad Genetics Income Statement GAAP Results Adjusted Results (in millions, except share data) Fiscal Year Ends Jun. 30 Dec-20 Dec-20 Total Revenues $154.6 $154.6 Cost of Goods Sold 47.2 46.3 Gross Profit 107.4 108.3 Operating Expenses Research and Development 18.2 16.2 Selling, General, and Administrative 132.9 103.4 Contingent Consideration 4.6 0.0 Total Operating Expenses 155.7 119.6 Operating Income (48.2) (11.3) Interest Income/Expense (2.6) (2.6) Other (4.9) 0.6 Total Other Income (7.5) (2.0) Income Before Taxes (55.7) (13.3) Tax Expense / (Break) (11.5) (3.9) Net Income / (Loss) ($44.2) ($9.4) Net income attributable to MYGN stockholders ($44.2) ($9.4) Fully Taxed Reported/Adjusted EPS ($0.59) ($0.12) Diluted Shares Outstanding 75.3 75.3 14

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com 15 Elevating prenatal product potential, best-in-class results 15 Sensitivity for 5 common microdeletions Specificity for 5 common microdeletions 97.2% 99.8% Prequel with AMPLIFY™ increases accuracy 10X Alpha Thalassemia enhancements reduce false negatives8X

Elevating product potential, commercial progress

MYRIAD myChoice® CDx
BRACAnalysis CDx®


Japan

- Japan CDx revenue +167%
- myChoice CDx reimbursement starting Jan. 1, 2021
- Recent approvals of BRACAnalysis CDx in pancreatic and prostate cancer

MYRIAD Prolaris® Prostate Cancer



- New Medicare LCD in non-favorable intermediate and high-risk patients effective Dec. 6, 2020
- Positive new data on post-RP patients supports new Medicare submission in 2021

EndoPredict®


Germany

- German public reimbursement beginning in June 2021 quarter myriad. WHEN DECISIONS MATTER
©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com
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Advantage of combinatorial pharmacogenomics Outcome F-Statistic or χ2 P-Value F-Statistic or χ2 P-Value Symptom Improvement 9.3 0.002 0.02 0.883 Response 4.4 0.036 0.02 0.892 Remission 5 0.025 0.06 0.802 Symptom Improvement 7.7 0.006 0.1 0.754 Response 4 0.046 0.13 0.718 Remission 4.1 0.043 0.03 0.873 Patients Taking Any Medication on the Combinatorial Pharmacogenomic Test Report (N=1,022) Patients Taking Medications with Single-Gene Guidelines (N=584) Single-Gene GuidelinesCombinatorial Pharmacogenomic Test Only GeneSight predicted patient outcomes (remission, response, symptom improvement) 17

18 Unlocking the power of genetics to improve and transform lives

Q & A 17 19